SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported)          June 25, 2004



                         SPRINT RETIREMENT SAVINGS PLAN
                          FOR BARGAINING UNIT EMPLOYEES
             (Exact name of Registrant as specified in its charter)

          Kansas                      1-04721                   48-0457967
(State of Incorporation)      (Commission File Number)      (I.R.S. Employer
                                                           Identification No.)


   6200 Sprint Parkway, Overland Park, Kansas                  66251
     (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code            (913) 624-3000



          (Former name or former address, if changed since last report)


               P. O. Box 7997, Shawnee Mission, Kansas 66207-0997
                (Mailing address of principal executive offices)

Item 4.  Changes in Registrant's Certifying Accountant.

     The Sprint Retirement Savings Plan for Bargaining Unit Employees (the "Plan") filed its Annual Report on Form 11-K for the fiscal year ended December 31, 2003 (the "Form 11-K") on June 25, 2004. As previously reported, on October 14, 2003, the Audit Committee of the Board of Directors of Sprint Corporation ("Sprint") determined that Ernst & Young LLP ("Ernst & Young") would be replaced by KPMG LLP ("KPMG") as the independent auditor for Sprint and for the Plan for the year ending December 31, 2004. This action effectively dismissed Ernst &
Young as Sprint's and the Plan's independent auditor for the year ending December 31, 2004; however, Ernst & Young continued as the Plan's independent auditor for the audit of the Plan's financial statements as of December 31, 2003 and the fiscal year then ended until the filing of the Form 11-K.

     Also as previously reported, KPMG was engaged as independent auditor for Sprint and for the Plan for the year ending December 31, 2004 on December 1, 2003.

     Ernst & Young's reports on the Plan's financial statements as of December 31, 2003 and 2002 and for each of the two fiscal years in the period ended December 31, 2003 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2002 and 2003 and through the filing date of the Form 11-K, there were no disagreements between Sprint or the Plan and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the matter in their report. None of the "reportable events" described in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission have occurred during the fiscal years ended December 31, 2002 or 2003 or through the filing date of the Form 11-K.

     Sprint has requested Ernst & Young to furnish the Plan with a letter addressed to the Commission stating whether Ernst & Young agrees with the above statements. A copy of Ernst & Young's letter is attached as Exhibit 16 to this Form 8-K.

     During the fiscal years ended December 31, 2001 and 2002 and through the date Sprint and the Plan engaged KPMG, neither Sprint nor the Plan nor anyone acting on their behalf consulted KPMG regarding (1) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan's financial statements or (2) any matter that was either the subject of a disagreement with Ernst & Young on accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the matter in their report, or a "reportable event" as described in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission.

Item 7.  Exhibits.

      16.   Letter to the Securities and Exchange Commission from Ernst & Young.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                 SPRINT RETIREMENT SAVINGS PLAN
                                 FOR BARGAINING UNIT EMPLOYEES


Date: June 25, 2004              By:  /s/ E. J. Holland, Jr.
                                      E. J. Holland, Jr.
                                      Co-Chair Employee Benefits Committee

                                  EXHIBIT INDEX


Exhibit
Number        Description                                            Page

  16. Letter to the Securities and Exchange Commission from Ernst & Young.